EXHIBIT 99.1
                                                                    ------------


                        Anteon International Corporation
                         3211 Jermantown Road, Suite 700
                             Fairfax, Virginia 22030


                                  March 1, 2006



     Re:  HOW THE GENERAL DYNAMICS
          ACQUISITION WILL AFFECT YOUR ANTEON STOCK OPTIONS
          -------------------------------------------------

Dear Optionholder:

         As you are likely aware, on December 13, 2005, Anteon International Corporation ("Anteon" or the "Company") entered into an agreement and plan of merger with General Dynamics Corporation ("General Dynamics"), pursuant to which Anteon will, in a merger transaction (the "MERGER"), become a subsidiary of General Dynamics. Our records indicate that you are the holder of outstanding stock options ("ANTEON OPTIONS") to purchase shares of common stock of Anteon, which were granted under the Amended and Restated Anteon International Corporation Omnibus Stock Plan. This letter addresses how your Anteon Options will be affected by the potential acquisition of Anteon by General Dynamics. Please keep in mind that there are a number of conditions which must be satisfied before the Merger can close, all of which are more fully described in the proxy statement related to the Merger, which is available on Anteon's website (WWW.ANTEON.COM) under Investor Relations/SEC
Filings. If the Merger does not close, you will continue to hold your unexercised Anteon Options.

         PLEASE NOTE THAT AS AN OPTIONHOLDER, YOU ARE NOT ENTITLED TO VOTE ON THE MERGER OR THE MERGER AGREEMENT. OF COURSE, IF YOU OWN ANTEON STOCK, YOU WILL BE ENTITLED TO VOTE ALONG WITH THE OTHER STOCKHOLDERS, AS DESCRIBED IN THE PROXY STATEMENT.


A.       EFFECT OF THE MERGER ON VESTED AND UNVESTED ANTEON OPTIONS

         VESTED OPTIONS. In connection with the Merger, all VESTED ANTEON OPTIONS outstanding immediately prior to the closing of the Merger will automatically be cancelled and all rights with respect to those options will be cancelled. You will receive for each of your vested Anteon Options that is cancelled an amount, subject to applicable tax withholdings, equal to the PRODUCT OF (A) the amount of cash to be received for a share of Anteon common stock in the Merger ($55.50) MINUS the per share exercise price of your vested Anteon Options and (B) the number of shares of Anteon common stock subject to your vested Anteon Options. You do not need to do anything to receive this "cash out" payment in cancellation of your Anteon Options. Anteon will make this payment to you through its payroll operations within five business days after the effective date of the Merger. This payment will be fully taxable to you as compensation income, and payroll taxes and income taxes withholdings will apply.

         UNVESTED OPTIONS. In connection with the Merger, all UNVESTED ANTEON OPTIONS outstanding immediately prior to the closing of the Merger will fully vest as of the closing and all rights with respect to those options will be cancelled. You will receive a payment in respect of those unvested options, calculated as described above for vested Anteon Options, subject to the same tax withholdings described in the preceding paragraph. Again, you do not need to do anything to receive this "cash out" payment. If this process begins and for some reason the Merger does not close, the vesting acceleration will be reversed and your unvested option's vesting schedule will return to its original dates.


B.       EXERCISING OPTIONS THAT QUALIFY
         AS INCENTIVE STOCK OPTIONS BEFORETHE MERGER

         If any of your vested Anteon Options are incentive stock options (commonly referred to as ISOs), you may be able to achieve some tax savings by exercising those vested options prior to the closing of the Merger. These tax savings may be possible because ISOs are not subject to Social Security and Medicare taxes, known as FICA taxes, when exercised, or when the stock acquired through the exercise of an ISO is subsequently sold. For your information, the employee portion of FICA taxes is 7.65% of the first $94,200 of compensation received during a year and 1.45% of all amounts of compensation received during a year.

         TAX MATTERS ARE COMPLEX AND THE TAX CONSEQUENCES TO YOU HOLDING OR EXERCISING YOUR ANTEON OPTIONS WILL DEPEND ON YOUR SPECIFIC SITUATION. YOU ARE STRONGLY ENCOURAGED TO CONTACT YOUR OWN TAX ADVISOR TO OBTAIN SPECIFIC INFORMATION REGARDING THE TAX CONSEQUENCES TO YOU OF HOLDING OR EXERCISING YOUR ANTEON OPTIONS.

         ISO optionholders are also reminded of their reporting responsibilities under their Stock Option Grant Agreement. You are obligated to notify Anteon in writing of a "disqualifying disposition" of any shares of common stock acquired through the exercise of an ISO. A "disqualifying disposition" is the sale of shares acquired through exercise of an incentive stock option within two years of the grant date or within one year of the purchase date.


C.       EXERCISING STOCK OPTIONS BEFORE THE MERGER

         If you would like to exercise any of your vested outstanding ISOs or nonqualified vested Anteon Options prior to the effective time of the Merger, you may do so by following the procedure described in Section D of this letter. However, the FICA tax savings discussed in Section B of this letter do not apply to nonqualified stock options.


D.       EXERCISING VESTED INCENTIVE STOCK
         OPTIONS AND NONQUALIFIED STOCK OPTIONS

         If you would like to exercise any of your outstanding vested Anteon Options, whether they are ISOs or nonqualified stock options, prior to the effective time of the Merger, you may do so by completing and submitting to Fidelity a Notice of Exercise and paying the exercise price for the shares of Anteon common stock you are purchasing no later than four days prior to the effective date of the Merger. At this time the effective date of the Merger is not known. Anteon will endeavor to provide optionholders sufficient advance notice of the effective date of the Merger in order to give holders the opportunity to exercise their Anteon Options if they choose, but Anteon cannot assure that ample notice will be provided. At this time, we do not believe the Merger will occur until after the Special Meeting of Stockholders scheduled for March 3, 2006.

         To exercise your options you may go on-line to www.netbenefits.fidelity.com, or if you are subject to pre-clearance, you may call Fidelity at 800-544-9354. A Notice of Exercise is not effective until it and any required cash payments are received by Fidelity.

         Please note that if you are prohibited from effecting transactions in Anteon securities during the current trading blackout period under Anteon's Securities Trading Policy (Policy Number 1507), you may exercise your Anteon Options, but you may not sell your shares of Anteon common stock or utilize Fidelity for "cashless" exercises. Anteon does not anticipate ending the current blackout period prior to the closing of the Merger.

         THIS LETTER IS INFORMATIONAL ONLY, DOES NOT CONSTITUTE TAX ADVICE AND IS NOT INTENDED TO REPRESENT A DISCUSSION OF THE FULL SCOPE OF TAX RULES AND REGULATIONS TO BE CONSIDERED BY EACH OPTIONHOLDER. TAX MATTERS ARE COMPLEX AND EACH OPTION HOLDER SHOULD SEEK THE ADVICE OF A QUALIFIED TAX PROFESSIONAL TO OBTAIN A FULL AND COMPLETE UNDERSTANDING OF ALL THE SPECIFIC CONSIDERATIONS APPLICABLE TO YOUR INDIVIDUAL TAX SITUATION.

         If you have any questions regarding your Anteon Options please contact Fidelity at 800-544-9354 or Heather Sheu at (703) 246-0749. If you would like to obtain a report regarding the status of your Anteon Options, please contact Fidelity at 800-544-9354.


                                               Sincerely,


                                               /s/ Kerry S. Ross
                                               -----------------------------
                                               Kerry S. Ross
                                               Vice President, Human Resources
                                               Anteon International Corporation